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                                                                 Exhibit 10.11.2


                                 AMENDMENT NO. 2

                                       TO

                                CREDIT AGREEMENT

                                  BY AND AMONG

                          CRICKET COMMUNICATIONS, INC.
                                   (AS LENDER)

                                       AND

                     ALASKA NATIVE BROADBAND 1 LICENSE, LLC
                                  (AS BORROWER)

                                       AND

                         ALASKA NATIVE BROADBAND 1, LLC
                                 (AS GUARANTOR)

                                  June 24, 2005
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                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

      This Amendment No. 2 to Credit Agreement ("AMENDMENT NO. 2") is entered into as of June 24, 2005, by and among Cricket Communications, Inc., a Delaware corporation ("LENDER"), Alaska Native Broadband 1 License, LLC, a Delaware limited liability company ("BORROWER"), and Alaska Native Broadband 1, LLC, a Delaware limited liability company ("GUARANTOR," and together with Borrower, the "LOAN PARTIES").

                                    RECITALS

      WHEREAS, Lender and each of the Loan Parties entered into that certain Credit Agreement dated as of December 22, 2004, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 26, 2005 (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

      WHEREAS, Lender and each of the Loan Parties desire to amend the Credit Agreement to decrease the Acquisition Sub-Limit and increase the Build-Out Sub-Limit, without modifying the total Loan Commitment Amount.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      Section 1. The definitions for the terms "Acquisition Sub-Limit" and "Build-Out Sub-Limit" shall be deleted in their entirety and replaced with the following definitions:

      "'ACQUISITION SUB-LIMIT' shall mean $64.2 million, which shall be used solely to participate in the Auction and to pay the net winning bids for licenses for which Borrower is the Winning Bidder, including to make any required deposits or down payments to the FCC in connection therewith."

      "'BUILD-OUT SUB-LIMIT' shall mean an amount equal to $24.8 million, which shall be used by Borrower to fund the Build-Out and initial operation of the ANB-1 License Systems, including payment of management fees, if any, to ANB and Cricket."

      Section 2. Except as expressly amended hereby, the Credit Agreement remains in full force and effect in accordance with its terms.




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      IN WITNESS WHEREOF, the parties hereto have signed this Amendment No. 2 to
Credit Agreement, or have caused this Amendment No. 2 to Credit Agreement to be signed in their respective names by an officer, hereunto duly authorized, on the date first written above.

CRICKET COMMUNICATIONS, INC.             ALASKA NATIVE BROADBAND 1 LICENSE, LLC

                                         By  Alaska Native Broadband 1, LLC
                                             Its sole member
By:    /s/ Glenn Umetsu
       -----------------------------
Name:  Glenn Umetsu                      By  Alaska Native Broadband, LLC
Title: EVP and CTO                           Its Manager

                                         By  ASRC Wireless Services, Inc.,
                                             Its Manager

                                         By: /s/ Kristin Mellinger
                                             ------------------------------
                                         Name:  Kristin Mellinger
                                         Title:

                                         ALASKA NATIVE BROADBAND 1, LLC

                                         By  Alaska Native Broadband, LLC
                                             Its Manager

                                         By  ASRC Wireless Services, Inc.,
                                             Its Manager

                                         By: /s/ Kristin Mellinger
                                             ------------------------------
                                         Name:  Kristin Mellinger
                                         Title:



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